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                                                                    EXHIBIT 99.2

                               THE ECOLOCHEM GROUP
                       Combined Balance Sheets (Unaudited)

                                                                      DECEMBER 31,      SEPTEMBER 30,
                                                                          2003              2003
                                                                          ----              ----
                                  ASSETS
Current assets:
  Cash and cash equivalents                                           $  4,715,199         4,074,193
  Short-term investments                                                11,386,420        11,379,528
  Trade accounts receivable, net                                        19,941,037        21,879,247
  Other receivables                                                        748,215         1,187,092
  Inventories                                                            3,791,441         3,436,517
  Prepaid expenses                                                         320,816           357,492
                                                                      ------------       -----------
        Total current assets                                            40,903,128        42,314,069
                                                                      ------------       -----------
Property, plant and equipment:
  Land                                                                   4,557,135         4,417,295
  Buildings and improvements                                            26,441,250        25,987,078
  Plant equipment                                                       15,201,392        15,200,807
  Processing equipment                                                 112,177,857       109,059,574
  Transportation equipment                                               5,635,494         5,635,494
  Furniture and fixtures                                                 4,253,392         4,220,260
  Construction in progress                                              12,473,494        12,176,020
                                                                      ------------       -----------
                                                                       180,740,014       176,696,528
  Less accumulated depreciation                                         93,786,102        89,818,367
                                                                      ------------       -----------
        Net property, plant and equipment                               86,953,912        86,878,161
Other assets, net                                                        2,554,745         3,146,229
                                                                      ------------       -----------
                                                                      $130,411,785       132,338,459
                                                                      ============       ===========
               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt                                 2,013,416         2,098,967
  Accounts payable                                                       2,805,947         6,364,166
  Accrued expenses                                                       4,050,569         3,644,328
                                                                      ------------       -----------
        Total current liabilities                                        8,869,932        12,107,461
Notes payable                                                            4,350,000         4,800,000
Long-term debt, less current installments                                8,700,000         8,700,000
Deferred income taxes                                                    1,438,000         1,438,000
                                                                      ------------       -----------
        Total liabilities                                               23,357,932        27,045,461
                                                                      ------------       -----------
Minority interest                                                        1,365,331         1,329,045
                                                                      ------------       -----------
Stockholders' equity:
  Ecolochem, Inc. common stock, $1 par value
  Authorized 30,000
    shares; issued and outstanding 12,000 shares                            12,000            12,000
  Ecolochem International, Inc.:
    Class A common stock, voting, no par value
      Authorized 1,000 shares; issued and outstanding 100 shares                --                --
    Class B common stock, nonvoting, no par value
      Authorized 1,000 shares; issued and outstanding 400 shares                --                --
  Moson Holdings, L.L.C                                                         --                --
  Ecolochem S.A.R.L., $13.51 par value. Authorized 1,048 shares;
    issued and outstanding 1,048 shares                                     14,156            14,156
  Additional paid-in capital                                             1,688,316         1,688,316
  Retained earnings                                                    101,185,053       101,460,859
  Accumulated other comprehensive income                                 2,788,997           788,622
                                                                      ------------       -----------
        Total stockholders' equity                                     105,688,522       103,963,953
                                                                      ------------       -----------
                                                                      $130,411,785       132,338,459
                                                                      ============       ===========

See accompanying notes to combined financial statements (unaudited).

                               THE ECOLOCHEM GROUP

                   Combined Statements of Earnings (Unaudited)

                                            THREE MONTHS        THREE MONTHS
                                               ENDED               ENDED
                                            DECEMBER 31,        DECEMBER 31,
                                               2003                2002
                                               ----                ----
Sales                                       $ 24,074,065         27,761,096
Cost of goods sold                            14,662,490         14,379,279
                                            ------------         ----------
        Gross profit                           9,411,575         13,381,817
Selling, general and administrative
expenses                                       7,224,944          6,856,184
Loss on sale of property and equipment            99,632             17,043
                                            ------------         ----------
        Operating income                       2,086,999          6,508,590
                                            ------------         ----------
Other income (expense):
  Interest expense                              (100,896)          (182,847)
  Interest income                                 37,015             30,637
  Other, net (note 2)                            (42,423)        12,987,532
                                            ------------         ----------
                                                (106,304)        12,835,322
                                            ------------         ----------
        Earnings before income taxes           1,980,695         19,343,912
Income taxes                                     124,500            654,000
                                            ------------         ----------
        Net earnings                        $  1,856,195         18,689,912
                                            ============         ==========

See accompanying notes to combined financial statements (unaudited).

                               THE ECOLOCHEM GROUP

Combined Statements of Stockholders' Equity and Comprehensive Income (Unaudited)
                      Three Months ended December 31, 2003

                                 ECOLOCHEM      ECOLOCHEM
                               INTERNATIONAL, INTERNATIONAL,
                    ECOLOCHEM,      INC.           INC.                                                   ACCUMULATED
                       INC.       CLASS A        CLASS B       MOSON             ADDITIONAL                  OTHER         TOTAL
                      COMMON      COMMON         COMMON      HOLDINGS, ECOLOCHEM  PAID-IN    RETAINED    COMPREHENSIVE STOCKHOLDERS'
                      STOCK        STOCK          STOCK        L.L.C.   S.A.R.L.  CAPITAL    EARNINGS    INCOME (LOSS)    EQUITY
                      -----        -----          -----        ------   --------  -------    --------    -------------    ------
Balance at
  September 30,
  2003                 12,000          --             --           --     14,156  1,688,316 101,460,859        788,622  103,963,953
Net earnings               --          --             --           --         --         --   1,856,195             --    1,856,195
Unrealized
changes in:
  Cash flow
    hedging
    derivatives            --          --             --           --         --         --          --         53,163       53,163
  Cumulative
   foreign
   currency
   translation
   adjustments             --          --             --           --         --         --          --      1,947,212    1,947,212
Comprehensive
  income                                                                                                      3,856,570
Distributions to
  stockholders             --          --             --           --         --         --  (2,132,001)            --   (2,132,001)
                    ---------  ----------     ----------     --------     ------  --------- -----------  -------------  -----------
Balance at
  December 31,
  2003              $  12,000          --             --           --     14,156  1,688,316 101,185,053      2,788,997  105,688,522
                    =========  ==========     ==========     ========     ======  ========= ===========  =============  ===========

See accompanying notes to combined financial statements (unaudited).

                               THE ECOLOCHEM GROUP
                  Combined Statements of Cash Flows (Unaudited)

                                                                    THREE MONTHS      THREE MONTHS
                                                                        ENDED             ENDED
                                                                     DECEMBER 31,      DECEMBER 31,
                                                                        2003              2002
Cash flows from operating activities:
  Net earnings                                                       $ 1,856,195        18,689,912
  Adjustments to reconcile net earnings to net cash
    provided by operating activities:
      Depreciation and amortization                                    2,982,947         3,066,768
      Loss on sale of property and equipment, net                         99,632            17,043
      Changes in assets and liabilities increasing (decreasing)
        cash flows from operating activities:
          Trade accounts receivable, net                               1,938,210           405,441
          Other receivables                                              438,877           (36,632)
          Inventories                                                   (354,924)         (141,151)
          Prepaid expenses                                                36,676          (211,847)
          Other assets                                                   591,484           220,473
          Accounts payable                                            (3,558,219)         (824,857)
          Accrued expenses                                               459,404         1,295,899
                                                                     -----------       -----------
            Net cash provided by operating activities                  4,490,282        22,481,049
                                                                     -----------       -----------
Cash flows from investing activities:
  Capital expenditures                                                (3,160,774)       (3,837,994)
  Proceeds from sale of property and equipment                             2,444            24,000
  Additions to short-term investments                                     (6,892)       (1,615,972)
                                                                     -----------       -----------
            Net cash used in investing activities                     (3,165,222)       (5,429,966)
                                                                     -----------       -----------
Cash flows from financing activities:
  Principal repayments on debt                                           (85,551)         (455,615)
  Repayments on notes payable                                           (450,000)         (800,000)
  Minority interest contributions                                         36,286                --
  Distributions to stockholders                                       (2,132,001)       (3,100,000)
                                                                     -----------       -----------
            Net cash used in financing activities                     (2,631,266)       (4,355,615)
                                                                     -----------       -----------
Changes due to exchange rate                                           1,947,212           711,977
                                                                     -----------       -----------
            Net increase in cash and cash equivalents                    641,006        13,407,445
Cash and cash equivalents at beginning of period                       4,074,193         5,005,655
                                                                     -----------       -----------
Cash and cash equivalents at end of period                           $ 4,715,199        18,413,100
                                                                     ===========       ===========
Supplemental disclosure of cash flow information -
  Cash paid during the year for:
    Interest                                                         $    56,914           142,205
                                                                     ===========       ===========
    Income taxes                                                     $   341,166           574,771
                                                                     ===========       ===========

See accompanying notes to combined financial statements (unaudited).


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
                               THE ECOLOCHEM GROUP
               Notes to Combined Financials Statements (Unaudited)



            The accompanying combined financial statements of the Ecolochem Group have been prepared in accordance with accounting principles generally accepted in the United States. These accounting principles were applied on a basis consistent with those of the audited combined financial statements of the Ecolochem Group for the fiscal year ended September 30, 2003, contained in the Proxy Statement of Ionics, Incorporated filed with the Securities and Exchange Commission on January 9, 2004 (the "Ionics Proxy Statement"). In the opinion of management, the accompanying unaudited interim combined financial statements contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the Ecolochem Group's financial position as of December 31, 2003, its results of operations for the three months ended December 31, 2003 and 2002, and its cash flows for the three months ended December 31, 2003 and 2002. The combined balance sheet of the Ecolochem Group at September 30, 2003 was derived from the audited financial statements of the Ecolochem Group for the fiscal year ended September 30, 2003 as filed in the Ionics Proxy Statement. The results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the full year or any future period.

            The accompanying combined financial statements have been prepared with the assumption that users of the interim financial information have either read or have access to the Ecolochem Group's combined financial statements for the year ended September 30, 2003 contained in the Ionics Proxy Statement. Accordingly, footnote disclosures that would substantially duplicate the disclosures contained in the Ecolochem Group's audited combined financial statements as of and for the year ended September 30, 2003 have been omitted from these combined financial statements. These combined financial statements have been prepared in accordance with the instructions to Form 10-Q and the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such instructions, rules and regulations. The accompanying combined financial statements should be read in conjunction with the Ecolochem Group's audited combined financial statements for the fiscal year ended September 30, 2003 contained in the Ionics Proxy Statement.

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (A)   OPERATIONS

            The Ecolochem Group (the Group) provides emergency and supplemental water treatment services and long-term outsourced industrial water treatment systems primarily to electric utilities, refineries, petro-chemical plants, and pulp and paper mills. The Group is headquartered in the United States with operations also in Mexico, United Kingdom, France, Brazil, the Philippines, Belgium, Australia and Singapore.

      (B)   INCOME TAXES

            Ecolochem, Inc. and Ecolochem International, Inc. are treated as S corporations for federal and certain state income tax purposes. Moson Holdings, L.L.C. and Ecolochem S.A.R.L. are partnerships for federal and state income tax purposes. Therefore, earnings of the Group are taxable to the individual stockholders rather than to the entities. Certain states and foreign jurisdictions do not recognize S corporation status; thus, income taxes are reported and paid by Ecolochem, Inc. and Ecolochem International, Inc. to those states and foreign jurisdictions. Total foreign and state income tax expense was approximately $124,500 and $654,000 for the three months ended December 31, 2003 and 2002, respectively.

            Ecolochem, Inc. and Ecolochem International, Inc. file income tax returns in foreign jurisdictions as may be applicable. Deferred income taxes have been recorded for temporary differences arising in those foreign jurisdictions and relate primarily to differences in depreciation of property, plant and equipment.


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
(2)   LITIGATION SETTLEMENT

      In December 2002, Ecolochem, Inc. settled a patent infringement suit. The courts upheld Ecolochem, Inc.'s exclusive patent rights and Ecolochem, Inc. recovered damages. The damages recovered are included in other income on the accompanying combined statements of earnings for the three months ended December 31, 2002.


                                       6